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                                                                   EXHIBIT 10.10

                                                                [EXECUTION COPY]

                         ZAUCHA SUBORDINATION AGREEMENT

         ZAUCHA SUBORDINATION AGREEMENT (the "Agreement"), dated as of September 30, 1999, among NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation (the "Company"), certain creditors of the Company set forth on Schedule I hereto (the "Subordinated Creditors"), CERBERUS CAPITAL MANAGEMENT, LLC (the "Agent") and THE CHASE MANHATTAN BANK (the "Collateral Agent"), as collateral agent for the Senior Lenders (as defined below).

                                    RECITALS

         A. The Company, IBJ Schroder Bank & Trust Company (the "Original Agent") and the Senior Lenders are parties to that certain Credit Agreement, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Senior Lenders agreed to extend certain credit facilities to the Company (the "Original Loans") which were represented by certain promissory notes (the "Original Notes"), the proceeds of which were used (i) to refinance substantially all indebtedness of the Company and its Subsidiaries outstanding on the date thereof, (ii) to pay certain fees and expenses, (iii) to provide financing for the working capital needs of the Company and its Subsidiaries and (iv) to provide a portion of the purchase price of certain acquisitions by the Company and its Subsidiaries.

         B. The Company secured all of the Senior Obligations (as defined below) under the Original Credit Agreement and under the other Senior Loan Documents (as defined below) by granting to the Original Agent, on behalf of Senior Lenders, a first priority security interest in all of its personal property, including, without limitation, a pledge of all of the capital stock of each of its Subsidiaries.

         C. Thomas W. Zaucha ("Zaucha"), Alice L. Zaucha, the Zaucha Family Limited Partnership, the Company, Keystone Rehabilitation Systems, Inc. ("Keystone") and NSK Merger Corp., a wholly-owned subsidiary of the Company ("NSK"), entered into that certain Merger Agreement (as amended, modified or supplemented, the "Merger Agreement"), dated as of November 15, 1995, pursuant to which Keystone merged with and into NSK (the "Merger"). Pursuant to the Merger Agreement, Zaucha became the president and a director of the Company.

         D. Pursuant to the Merger, the Company (i) agreed to make the Stock Guarantee Payments (as defined below) to the Subordinated Creditors, (ii) issued the Merger Notes (as defined below) to the Subordinated Creditors and (iii) agreed to make the Contingent Payments (as defined below) to the Subordinated Creditors.

         E. Subsequent to the Merger, Zaucha was removed as president and director of the Company. In an effort to regain control of the Company, Zaucha waged and won a proxy fight through the solicitation of proxy consents from the shareholders of the Company (the "Consent Solicitation") and in doing so personally incurred significant costs and expenses in connection


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with such Consent Solicitation. Zaucha, after his reinstatement as president of the Company, requested that the Company reimburse and pay to Zaucha the Consent Solicitation Expenses (as defined below).

         F. The Company, the Senior Lenders, the Agent and the Collateral Agent have agreed to amend and restate the Original Credit Agreement as of the date hereof (the Original Credit Agreement, as so amended and restated being referred to herein as the "Credit Agreement") to (i) extend the maturity of the Original Loans on the terms set forth therein, (ii) reflect the Original Agent's resignation as agent for the Senior Lenders thereunder and the appointment of the Agent as successor agent for the Senior Lenders and the appointment of the Collateral Agent as collateral agent for the Senior Lenders under this Agreement, and (iii) make certain other changes as more fully set forth therein.

         G. The Company, the Subordinated Creditors, Agent and the Collateral Agent now wish to enter into this Agreement pursuant to which the Subordinated Creditors agree to subordinate, to the extent provided herein, the obligations of the Company to the Subordinated Creditors in respect of the Subordinated Obligations (as defined below).

         H. It is a condition precedent to the obligation of the Senior Lenders to amend and restate the Original Credit Agreement and to extend the maturity of the Original Loans that the Subordinated Creditors execute this Agreement and agree to subordinate the Subordinated Obligations in accordance with the terms of this Agreement.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the mutual agreements herein set forth, the parties, intending to be legally bound, hereby agree as follows:

         Section 1. Certain Defined Terms. Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement. In addition, the following terms have the following meanings:

                  "Consent Solicitation Expenses" means any and all expenses incurred by or on behalf of Zaucha, due to, arising out of, relating to, or in respect of, the Consent Solicitation.

                  "Contingent Payments" means the payments that are payable or may become payable to the Subordinated Creditors under Section 2.3 of the Merger Agreement.

                  "Guarantee Agreement" means that certain Guaranty Agreement, dated as of November 15, 1995, among the Company and the Subordinated Creditors.

                  "Insolvency Event" means any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company,



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         whether voluntary or involuntary or upon bankruptcy, insolvency, receivership or other proceedings.

                  "Merger Notes" means the (a) Three Year Notes (as defined in the Merger Agreement) and (b) Northstar Term Notes (as defined in the Merger Agreement) and any replacements or substitutes thereof.

                  "Senior Lenders" means the Lenders (as defined in the Credit Agreement).

                  "Senior Lien" means the security interest granted to the Collateral Agent for the benefit of the Senior Lenders, pursuant to the Collateral Documents (as defined in the Credit Agreement).

                  "Senior Loan Documents" means the Loan Documents (as defined in the Credit Agreement).

                  "Senior Loan Event of Default" means any Event of Default (as defined in the Credit Agreement).

                  "Senior Obligations" means the Obligations (as defined in the Credit Agreement).

                  "Stock Guarantee Payments" means the payments that are payable or may become payable to the Subordinated Creditors under Section 2.7 of the Merger Agreement and under the Guarantee Agreement.

                  "Subordinated Documents" means (a) the Merger Agreement and all documents, agreements and instruments executed in connection therewith, (b) the Merger Notes and (c) the Guarantee Agreement.

                  "Subordinated Lien" means any lien, claim, encumbrance or security interest that the Subordinated Creditors may have, or which may arise in the future, on or with respect to any of the Company's assets.

                  "Subordinated Obligations" means (i) all liabilities, obligations and/or amounts owed by or on behalf of the Company under or in respect of (a) the Consent Solicitation Expenses, (b) the Contingent Payments, (c) the Stock Guarantee Payments, (d) the Merger Agreement,
         (e) the Merger Notes, (f) the Guarantee Agreement or (g) any of the other Subordinated Documents and (ii) all liabilities, obligations and/or amounts owed by or on behalf of the Company to one or more Subordinated Creditors; provided, however, that the term "Subordinated Obligations" shall not include (A) the salary payable to Mr. Thomas W. Zaucha by the Company or (B) the lease payments payable by the Company and its Subsidiaries under the lease agreements (as such agreements exist as of the date of this Agreement) with certain of the Subordinated Creditors and Ms. Paula K. Mangiarelli, in each case, not exceeding the current amount of such payments as of the date of this Agreement.



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         Section 2.  Agreement and Acknowledgment.

         (a) Agreement to Subordinate. Each of the Subordinated Creditors acknowledges and agrees that the Subordinated Obligations are and shall be subordinate, to the extent and in the manner provided by this Agreement, in right of payment to the prior payment in full of the Senior Obligations.

         (b) Priority of Liens. Each of the Subordinated Creditors hereby (i) acknowledges the grant to the Agent, the Collateral Agent and the Senior Lenders of the Senior Lien in the Collateral, and (ii) acknowledges and agrees that the Subordinate Lien (if any) is subordinate, junior and inferior and postponed in priority, operation and effect to the priority, operation and effect of the Senior Lien, notwithstanding the perfection, order of perfection or failure by the Senior Lender to perfect any such Senior Lien and other liens or the filing or recording, order of filing or recording of, or failure to file or record any instrument or other document in any filing or recording office in any jurisdiction.

         Section 3.  Subordination Provisions.

         (a) Payment of Subordinated Obligations.

         (i) Except as provided in Section 3(a)(ii) below:

                  (A) none of the Subordinated Creditors shall ask, demand, sue for, take or receive from the Company or any of its Subsidiaries, directly or indirectly, in cash or other property or by setoff or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Obligations unless and until the Senior Obligations have been indefeasibly paid in full; provided, however, that with (and only with) the prior written consent of the Senior Lenders, the Subordinated Creditors may convert all or a portion of the Subordinated Obligations into equity of the Company; provided, further, however, that the Subordinated Creditors may convert their entire right to receive the Stock Guarantee Payments into 4,888,982 shares of common stock of the Company, without the consent of the Senior Lenders; and

                  (B) the Company shall not, and shall not permit any of its Subsidiaries to, make any payment on or in respect of all or any part of the Subordinated Obligations or take any other action prejudicial to or inconsistent with the priority position of the Agent, the Collateral Agent and the Senior Lenders under this Agreement or otherwise in contravention of the provisions of this Agreement.

         (ii) So long as all of the conditions to such payments set forth in the Senior Loan Documents are satisfied, the Subordinated Creditors may receive payments, and the Company may make payments to the Subordinated Creditors, in respect of the Subordinated Obligations to the extent (and only to the extent) permitted in Section 2.4B(ii)(e)(i)(II) of the Credit Agreement; provided, however, that in no event shall such payments exceed $25,000 per month.

         (b) Payments to be Held in Trust; Turn-Over of Collateral.



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         (i) All payments, funds, instruments or distributions received by the
Subordinated Creditors under, on or in respect of the Subordinated Obligations (other than the payments permitted by Section 3(a)(ii) above) shall be held in trust by the Subordinated Creditors for the benefit of the Agent, the Collateral Agent and the Senior Lenders, shall be segregated from other funds and property of or held by the Subordinated Creditors and shall be promptly paid and delivered to the Agent or the Collateral Agent in the form received, with all necessary endorsements. The Agent or the Collateral Agent may supply any necessary endorsements that are omitted.

         (ii) If any Collateral (or proceeds thereof) shall be received by the Subordinated Creditors, such Collateral and/or proceeds shall be delivered forthwith to the Agent or the Collateral Agent for the benefit of the Senior Lenders by the Subordinated Creditors in the form received. Until so delivered, any such Collateral shall be held by the Subordinated Creditors in trust for the Senior Lenders and shall not be commingled with other funds or property of the Subordinated Creditors.

         (c) Senior Loan Event of Default.

         (i) Each of the Subordinated Creditors acknowledges that upon the occurrence and during the continuance of a Senior Loan Event of Default, the Agent, the Collateral Agent and the Senior Lenders shall be entitled to take any and all actions and to exercise any and all rights, remedies and options which the Agent, the Collateral Agent and the Senior Lenders may have under the Senior Loan Documents and at law or in equity.

         (ii) Upon and after the occurrence of a Senior Loan Event of Default:

                           (A) Any payment or distribution of any kind (whether
                  in cash, property or securities) that otherwise would be payable or deliverable on or in respect of the Subordinated Obligations shall be paid or delivered directly to the Agent or the Collateral Agent;

                           (B) In its own name or in the name of the
                  Subordinated Creditors as the Subordinated Creditors' attorney-in-fact or otherwise, the Agent and/or the Collateral Agent may (but shall have no obligation to) demand, sue for, collect and receive every payment or distribution on or in respect of the Subordinated Obligations, give acquittance for any payment and file claims and proofs of claim and take such other action, including, without limitation, voting all or any part of the Subordinated Obligations or enforcing any Subordinated Lien, as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent, the Collateral Agent, or the Senior Lenders under this Agreement.

         (d) Priority in An Insolvency Event. Upon the payment or distribution of assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property, securities or otherwise, to creditors in connection with an Insolvency Event:



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                  (i) all principal, premium (if any) and interest and all other amounts due or to become due upon the Senior Obligations shall first be paid in full before the holders of any of the Subordinated Obligations shall be entitled to receive or retain any assets so paid or distributed in respect of the Subordinated Obligations (for principal, premium (if any), interest or otherwise), and

                  (ii) any and all payments and distributions of assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property, securities or otherwise, to which the holders of any of the Subordinated Obligations would be entitled but for the provisions hereof, shall be paid by the Company or any of its Subsidiaries or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of any of the Subordinated Obligations if received by any of them, directly to the holders of the Senior Obligations, to the extent necessary to pay the Senior Obligations in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations, before any payment or distribution is made to the holders of any of the Subordinated Obligations.

         (e) Certain Actions. Upon the occurrence of an Insolvency Event or a Senior Loan Event of Default, the Subordinated Creditors shall duly and promptly take such action as the Agent, the Collateral Agent or the Senior Lenders may request (i) to accelerate, enforce and collect the Subordinated Obligations for account of the Agent, the Collateral Agent and the Senior Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Obligations, (ii) to execute and deliver to the Agent, the Collateral Agent or the Senior Lenders the powers of attorney, assignments or other instruments requested by the Agent, the Collateral Agent or the Senior Lenders in order to enable it to enforce any and all claims in respect of the Subordinated Obligations and any Subordinated Liens and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable on or in respect of the Subordinated Obligations.

         Section 4. Affirmative Covenants. So long as any of the Senior Obligations shall not have been indefeasibly paid or performed in full or this Agreement shall remain in effect, each of the Company and the Subordinated Creditors, at their own expense, shall:

                  (a) Certificates. Cause any Subordinated Obligation that is not evidenced by any instrument to be so evidenced by an appropriate instrument or instruments endorsed with the legend stated in Section 6.

                  (b) Delivery of Instruments. Promptly upon the request of the Agent, the Collateral Agent or the Senior Lenders, deliver to the Agent, the Collateral Agent or the Senior Lenders, all certificates and instruments, whether negotiable or otherwise, representing or evidencing the Subordinated Obligations duly endorsed or accompanied by undated instruments of transfer or undated assignments duly executed in blank, in each case with signatures guaranteed and otherwise in form and substance satisfactory to the Agent, the Collateral Agent or the Senior Lenders, as the case may be.



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                  (c) Notices. Simultaneously with the delivery of any such
         notice to the Company, provide the Agent, the Collateral Agent and the Senior Lenders with a copy of any notice of any default or event of default under any of the Subordinated Documents.

         Section 5. Negative Covenants. So long as any of the Senior Obligations shall not have been indefeasibly paid or performed in full or this Agreement shall remain in effect, neither the Company nor any Subordinated Creditor shall, unless the Agent shall otherwise expressly consent in writing:

                  (a) No Proceedings. Commence, or join with any creditor other than the Agent, the Collateral Agent and the Senior Lenders in commencing, any proceeding to collect, enforce or otherwise enforce any rights with respect to the Subordinated Obligations against the Company, any of its Subsidiaries or any of their respective properties.

                  (b) No Exercise of Rights. Exercise any rights of subrogation in respect of any payment or distribution to the Agent, the Collateral Agent or the Senior Lenders pursuant to this Agreement.

                  (c) No Discharge, Etc. Except as provided in Section 3(a)(ii) above, cancel, repay, prepay or otherwise discharge any of the Subordinated Obligations, accelerate any of the Subordinated Obligations, or convert any of the Subordinated Obligations into other indebtedness of the Company or its Subsidiaries.

                  (d) No Disposition. Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Obligations unless the sale, assignment, pledge, encumbrance or disposition (i) is to a person or entity other than the Company or any of the Subsidiaries or any of their affiliates and (ii) is made expressly subject to this Agreement.

                  (e) No Security. Grant or take any collateral security for any of the Subordinated Obligations or convert any Subordinated Obligation into any property or capital stock or other securities of the Company or any of the Subsidiaries; provided, however, that with (and only with) the prior written consent of the Senior Lenders, the Subordinated Creditors may convert all or a portion of the Subordinated Obligations into equity of the Company; provided, further, however, that the Subordinated Creditors may convert their entire right to receive the Stock Guarantee Payments into 4,888,982 shares of common stock of the Company, without the consent of the Senior Lenders.

                  (f) No Alterations. Permit the terms of any of the Subordinated Obligations to be changed in such a manner as to have an adverse effect upon the rights or interests of the Agent, the Collateral Agent or the Senior Lenders under this Agreement.

                  (g) No Disputing Senior Lien. Challenge or dispute the Senior Lien or the priority thereof.

                  (h) No Inconsistent Actions. Take or permit any action prejudicial to or inconsistent with the priority position of the Agent, the Collateral Agent and the Senior



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         Lenders created under this Agreement or otherwise in contravention of the provisions of this Agreement or interfere with the exercise by the Agent, the Collateral Agent or the Senior Lenders of any right, remedy or power under this Agreement.

                  (i) No Interference. Notwithstanding any provision of this Agreement to the contrary, the Subordinated Creditors (i) shall in no way interfere with the ability of the Company to perform its obligations under the Senior Loan Documents, and (ii) shall in no way adversely affect the validity, existence, priority or effect of the Senior Lien, or the exercise of remedies or rights by the Senior Lender.

         Section 6. Notation of Subordination. Each of the Subordinated Creditors and the Company will cause each instrument or certificate evidencing Subordinated Obligations to be endorsed with the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of certain Senior Obligations as provided in the Subordination Agreement dated as of September 30, 1999, among Northstar Health Services, Inc. (the "Company"), certain creditors of the Company set forth on Schedule I thereto, Cerberus Capital Management, LLC, as agent and The Chase Manhattan Bank, as Collateral Agent."

Each of the Subordinated Creditors and the Company shall mark their respective books of account to give effective notice of this Agreement. The Agent, the Collateral Agent and the Senior Lenders may examine books of account of the Subordinated Creditors and the Company from time to time and make any notations required by this Agreement.

         Section 7. Assignment of Interests. Each of the Senior Lenders may assign, transfer, sell, convey or otherwise dispose of (any such event being a "Transfer") all or any portion of its share of the Senior Obligations and its respective rights hereunder without the consent of the Subordinated Creditors, the Company or any other party. Except as provided in Section 3(a) and Section 5(e) of this Agreement, none of the Subordinated Creditors may Transfer all or any portion of its share of the Subordinated Obligations or its respective rights and obligations hereunder unless both (a) the Agent shall have expressly consented in writing to such Transfer and (b) such Transfer is made subject to the provisions of this Agreement and upon the execution and delivery to the Agent of an agreement by any such assignee to be bound by the terms of this Agreement (including provisions relating to assignment), in the form hereof. The Company may not transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Senior Lenders, which may be withheld in each such party's sole discretion.

         Section 8. Remedies. In addition to the other rights and remedies stated in this Agreement, if a default has occurred under this Agreement, the Agent, the Collateral Agent and the Senior Lenders may exercise all other rights and remedies in respect of the Subordinated Obligations and against the Subordinated Creditors available to it by law or equity, whether under the UCC of the State of New York, or otherwise.

         Section 9. Duties of Agent and the Collateral Agent. The powers conferred on the Agent and Collateral Agent by this Agreement are solely to protect its interest in the Senior Obligations



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and shall not impose on it any duty to exercise any powers. Except for the safe custody of any instruments representing Subordinated Obligations in its possession and the accounting for moneys actually received by it under this Agreement, neither the Agent nor the Collateral Agent shall have any duty or liability as to any Person in respect of the Subordinated Obligations. The Agent and the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of instruments representing Subordinated Obligations if the Agent and the Collateral Agent treats those instruments substantially the same as it treats similar property of their own. The Agent, the Collateral Agent and the Senior Lenders shall not have any duty, responsibility or liability for (a) ascertaining or taking action with respect to any Subordinated Obligations, (b) collecting of any proceeds of any Subordinated Obligations or (c) any other matter in connection with any Subordinated Document except in respect of duties specifically undertaken by it in this Agreement and in that case none of the Agent, the Collateral Agent or any of the Senior Lenders shall be liable to any party in the absence of gross negligence or willful misconduct.

         Section 10. Continuing Subordination. This Agreement shall continue to be effective and shall remain in full force and effect until the Senior Obligations have been indefeasibly paid and otherwise performed in full. For the purposes of this Agreement, the Senior Obligations shall not be deemed to have been paid and performed in full until the holders or owners of the Senior Obligations shall have indefeasibly received payment of the Senior Obligations in full in cash. Thereafter, this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Company, any Subsidiary or any other Person or otherwise, all as though the payment had not been made. This Agreement shall apply to the Subordinated Obligations and shall bind the holders thereof and their successors and assigns.

         Section 11. Waiver. Each of the Subordinated Creditors unconditionally waives, to the full extent permitted by law:

                  (a) Set Off. Any defense, set-off or counterclaim which such Subordinated Creditor may otherwise assert against the Agent, the Collateral Agent or the Senior Lenders.

                  (b) Notice, etc. Presentment, protest, demand for payment, promptness, diligence, notice of protest, notice of any other action at any time taken or omitted by the Agent, the Collateral Agent or any Senior Lender and, generally, all demands and notices of every kind in connection with any Senior Loan Document or the Senior Obligations, including, without limitation:

                           (i) notice of any of the matters referred to in
                  Section 12;

                           (ii) all notices which may be required by statute,
                  rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Subordinated Creditor under any Senior Loan Document or as a requirement to the enforcement, assertion or exercise against the Company, any Subsidiary or any Subordinated



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                  Creditor of any right, power, privilege or remedy conferred under any Senior Loan Document.

                  (c) Exhaust Other Remedies. Any requirement to exhaust any rights or remedies or to mitigate the damages resulting from any default under any Senior Loan Document or any other document or any requirement to protect, secure, perfect or insure any Lien or any property subject to the Lien or take any other action against any person or any collateral or other property.

                  (d) Claims. All claims that the sale price of any collateral was inadequate or unreasonable for any reason and all other claims to damages and demands of any nature against the Agent, the Collateral Agent and the Senior Lenders.

                  (e) Equitable Rights. All equities and rights of appraisal, stay and redemption (whether now or hereafter existing), in each case arising out of the Agent, the Collateral Agent or the Senior Lenders enforcing any of their rights and remedies under any Senior Loan Document.

                  (f) Subrogation and/or Contribution. Any exoneration or release from the Senior Obligations resulting from any loss by any Subordinated Creditor of its rights, if any, of subrogation or contribution.

                  (g) Other Circumstances. Any other circumstance whatsoever which might otherwise constitute a defense to or a legal or equitable discharge or release of a subordinated creditor from its subordination obligations or which might otherwise limit recourse against any Subordinated Creditor or affect the rights of the Senior Lenders hereunder.

         Section 12. Obligations Not Affected. The rights of the Agent, the Collateral Agent and the Senior Lenders and the obligations of the Subordinated Creditors and the Company under this Agreement shall be absolute and unconditional, present and continuing and shall remain in full force and effect and shall not be released, discharged or in any way affected by any circumstance or condition of any nature (whether or not any Subordinated Creditor, the Company, any Subsidiary, the Agent, the Collateral Agent or any Senior Lender shall have any notice or knowledge of the circumstance or condition), including, without limitation:

                  (a) Failure of Documents. The invalidity, illegality, unenforceability, discharge, termination, cancellation or frustration, in whole or in part, of any Senior Obligation, Senior Loan Document, or other document.

                  (b) Failure to Exercise Rights and/or Remedies. The exercise or failure to exercise by any person any right, remedy, privilege or power under any Senior Loan Document or other document.

                  (c) Collection Attempts. Any demand or attempt to collect from, or failure to demand or attempt to collect from, the Company, any Subsidiary, any Subordinated Creditor, or any other Person under any Senior Loan Document or other document.



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                  (d) Security and Guarantees. The giving, acceptance,
         existence, non-existence, validity, invalidity, value or release of any security or collateral securing the Senior Obligations or any guarantee of the Senior Obligations, including, without limitation the Collateral and the subordination and security interest given under this Agreement, or any attempt or failure to attempt to realize upon that security or collateral.

                  (e) Actions. The exchange, substitution, renewal, extension, modification, compromise, release, discharge or failure to perfect for any reason that security, or collateral.

                  (f) Modifications. Any change in the time, place or manner of payment or the waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding, funding, or any other forbearance or other action taken, delayed or omitted by the Agent, the Collateral Agent, any Senior Lender, the Company, any Subsidiary, any Subordinated Creditor, or any other person under or in respect of any term or provision of any Senior Obligation, Senior Loan Document, or other document.

                  (g) Reorganizations. The termination, modification, alteration, amendment, waiver, addition, deletion or other change to any Senior Obligation, Senior Loan Document, or other document or any provision of any of those documents.

                  (h) Bankruptcy. The liquidation, dissolution, merger or consolidation of the Company, any Subsidiary, any Subordinated Creditor, or any other Person, or the transfer by the Company, any Subordinated Creditor, or any other Person of all or any part of its property or assets. The voluntary or involuntary bankruptcy, receivership, liquidation, insolvency, reorganization, arrangement, assignment for the benefit of creditors or similar proceedings involving or affecting the Company, any Subsidiary, any the Subordinated Creditor, or any other Person or any of their property.

                  (i) Change in Ownership. The change in the ownership of any shares of capital stock of the Company, any Subsidiary, any Subordinated Creditor or the change in or termination of the relationship between the Company, any Subsidiary, and any Subordinated Creditor.

                  (j) Release. The release or discharge, by operation of law or otherwise, of the Company, any Subsidiary, any Subordinated Creditor, or any other person from any Senior Obligation or any provision of any Senior Loan Document or other document.

                  (k) Other Circumstances. Any other circumstance whatsoever, foreseen or unforseen, which may or might in any manner or to any extent vary the risks of the Subordinated Creditors or might otherwise constitute a defense available to or a legal or equitable discharge of or limit recourse against a surety, a guarantor, a party granting security, the Subordinated Creditors or otherwise.

         Section 13. Subrogation. Notwithstanding any payments or distributions received by the Collateral Agent in respect of the Subordinated Obligations and applied by the Collateral Agent toward the payment or prepayment of any Senior Obligation, the Subordinated Creditors shall be subrogated to the then existing rights of the Agent, the Collateral Agent and the Lenders, if any, in respect of the Senior Obligations only when the Senior Obligations have been indefeasibly paid in full.

         Section 14.  Miscellaneous.

         (a) Notices. All notices, requests, demands and other communications to any party or given under this Agreement (collectively, "Notices") will be in writing and delivered personally, by overnight courier or by registered mail to the parties at the addresses specified for such Person on the signature pages of this Agreement. All Notices will be deemed delivered when actually received; provided, however, that Notices to the Collateral Agent will not be deemed to be received and will not be effective until a copy of such Notice has also been actually received by the Agent. Each of the parties will hereafter notify the others in accordance with this Section of any change of address or telecopy number to which any Notice is required to be mailed.

         (b) Expenses. The Company agrees to pay to the Agent, the Collateral Agent and the Senior Lenders on demand the amount of any and all expenses, including, without limitation, the fees and expenses of the Agent's, the Collateral Agent's or the Senior Lenders' counsel, which the Agent, the Collateral Agent or any Senior Lender may pay or incur in exercising or enforcing their rights under this Agreement.

         (c) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         (d) Interpretation. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. Unless otherwise expressly provided in this Agreement (i) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement and (ii) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified. References in this Agreement to any law or regulation will refer to such laws and regulations as from time to time amended and to any laws or regulations successor thereto. Unless the context otherwise requires, the term "including" will mean "including, without limitation".

         (e) Incorporation of Schedules, Exhibits and Annexes. The Schedules, Exhibits and Annexes hereto are incorporated into this Agreement and will be deemed a part hereof as if set forth herein in full. In the event of any conflict between the provisions of this Agreement and any Schedule, Exhibit or Annex, the provisions of this Agreement will control.

         (f) Amendment of Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties against whom enforcement of such amendment is sought.

         (g) Successors and Assigns. This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.

         (h) No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Senior Loan Documents will be cumulative and not exclusive of any rights or remedies provided by law.

         (i) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         (j) Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state.

         (k) No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Company, the Subsidiaries, the Subordinated Creditors, the Agent, the Collateral Agent and the Senior Lenders, and no Person may assert any rights as third-party beneficiary hereunder.

         (l) Submission to Jurisdiction. Any Action with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Company, the Subsidiaries, the Subordinated Creditors, the Agent, the Collateral Agent and the Senior Lenders hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Company, the Subsidiaries, the Subordinated Creditors, the Agent, the Collateral Agent and the Senior Lenders hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions.

         (m) Waiver of Jury Trial. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any Action will be tried before a court and not before a jury.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

Address for Notices:                           NORTHSTAR HEALTH SERVICES, INC.
The Atrium
665  Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zaucha
Telephone:  (724) 349-7500
Facsimile No.: (724) 465-3726                  By:______________________________
                                                  Name:
                                                  Title:

Address for Notices:
c/o Northstar Health Services, Inc.
The Atrium
665  Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zaucha
Telephone:  (724) 349-7500
Facsimile No.: (724) 465-3726
                                               _________________________________
                                               THOMAS W. ZAUCHA

Address for Notices:
c/o Northstar Health Services, Inc.
The Atrium
665  Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zaucha
Telephone:  (724) 349-7500
Facsimile No.: (724) 465-3726
                                               _________________________________
                                               ALICE L. ZAUCHA

Address for Notices:                          ZAUCHA FAMILY LIMITED PARTNERSHIP,
c/o Northstar Health Services, Inc.               L.P.
The Atrium
665  Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zaucha
Telephone:  (724) 349-7500
Facsimile No.: (724) 465-3726
                                              By:_______________________________
                                                 Thomas W. Zaucha
                                                 General Partner




                                              By:_______________________________
                                                 Alice L. Zaucha
                                                 General Partner

Address for Notices:                          CERBERUS CAPITAL MANAGEMENT, LLC,
450 Park Avenue                               as Agent
New York, New York 10022
Attention:  Joyce Johnson-Miller
Telephone:  (212) 891-2119
Facsimile:   (212) 750-5212


                                              By:_______________________________
                                                 Name:
                                                 Title:


Address for Notices:                          CHASE MANHATTAN BANK,
450 West 33rd Street                          as Collateral Agent
14th Floor
New York, New York  10001
Attention:  Capital Markets Fiduciary
            Services, Cerberus Capital
Telephone:  (212) 946-3200
Facsimile:  (212) 946-8302
                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                      SCHEDULE I
                                                                              to
                                                  ZAUCHA SUBORDINATION AGREEMENT

                             Subordinated Creditors

         Thomas W. Zaucha
         Alice L. Zaucha
         Zaucha Family Partnership